EXHIBIT 10.10 FIRST AMENDMENT TO THE 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN (2010 RESTATEMENT) WHEREAS, Federal Signal Corporation (the “Company”) maintains the 2005 Executive Incentive Compensation Plan (2010 Restatement) (the “2010 Plan”); and WHEREAS, amendment of the 2010 Plan now is considered desirable to make the administrative procedures under the 2010 Plan consistent with the administrative procedures contained in the proposed Federal Signal Corporation 2015 Executive Incentive Compensation Plan. NOW, THEREFORE, by virtue of the power granted to the Compensation and Benefits Committee by Section 2 of the 2010 Plan, the 2010 Plan is hereby amended in the following particular, effective as of April 6, 2015: By substituting the following Section for Section 2 of the 2010 Plan: 2. Administration. (a) The Compensation and Benefits Committee of the Board of Directors shall administer the 2010 Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the 2010 Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code with respect to a performance award, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an award under the 2010 Plan, be an eligible director as defined by applicable law. However, the fact that a Committee member shall fail to qualify as an eligible director shall not invalidate any award granted by the Committee that is otherwise validly granted under the 2010 Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. (b) Subject to the provisions of the 2010 Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the 2010 Plan, to: (i) designate participants; (ii) determine the type or types of awards to be granted to a participant; (iii) determine the number of shares of common stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the timing, pricing, amount and other terms and conditions of any award and any amendments thereto; (v) determine whether, to what extent, and under what circumstances awards may be settled or

-2- exercised in cash, shares of common stock, other securities, other awards or other property, or canceled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, common stock, other securities, other awards or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the 2010 Plan and any instrument or agreement relating to, or award granted under, the 2010 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the 2010 Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2010 Plan. (c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any of its Affiliates the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code. (d) Unless otherwise expressly provided in the 2010 Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2010 Plan or any award or any documents evidencing awards granted pursuant to the 2010 Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any of its affiliates, any participant, any holder or beneficiary of any award, and any stockholder of the Company. (e) No member of the Board, the Committee, delegate of the Committee or any officer, employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the 2010 Plan or any award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the 2010 Plan or any award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person,

-3- provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud, gross negligence or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or By-Laws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or By-Laws or as a matter of law or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless. (f) Notwithstanding anything to the contrary contained in the 2010 Plan, the Board may, in its sole discretion, at any time and from time to time, grant awards and administer the 2010 Plan with respect to such awards. In any such case, the Board shall have all the authority granted to the Committee under the 2010 Plan. IN WITNESS WHEREOF, this Amendment has been executed by the Compensation and Benefits Committee of the Board of Directors of Federal Signal Corporation, this 26th day of March, 2015.